UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

Guaranty Federal Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

43-1792717
(I.R.S. employer identification number)

0-23325
(Commission file number)

1341 West Battlefield
Springfield, Missouri 65807
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (417) 520-4333

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INCLUDED INFORMATION

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 23, 2011, Guaranty Federal Bancshares, Inc. (the “Company”) entered into incentive compensation arrangements with respect to bonuses payable in 2011 for Executive Officers Shaun A. Burke, President and Chief Executive Officer, Carter Peters, Chief Financial Officer, Mark McFatridge, Chief Operating Officer, H. Michael Mattson, Chief Lending Officer and Sheri Biser, Chief Credit Officer.  The written description of each plan is attached hereto as Exhibits 10.1 through 10.5.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Written Description of 2011 Executive Incentive Compensation Annual Plan – President and Chief Executive Officer

10.2	Written Description of 2011 Executive Incentive Compensation Annual Plan – Chief Financial Officer

10.3	Written Description of 2011 Executive Incentive Compensation Annual Plan – Chief Operating Officer

10.4	Written Description of 2011 Executive Incentive Compensation Annual Plan – Chief Lending Officer

10.5	Written Description of 2011 Executive Incentive Compensation Annual Plan – Chief Credit Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc.

	By:	/s/ Shaun A. Burke
Shaun A. Burke
President and Chief Executive Officer

Date: February 23, 2011